UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 7, 2004

Date of report (Date of earliest event reported)

ENCORE MEDICAL CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26538	65-0572565
(Commission File Number)	(IRS Employer Identification No.)

9800 Metric Blvd., Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 832-9500

(Registrant’s telephone

number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5       Other Events and Required FD Disclosure

        On July 2, 2004, Encore Medical Corporation (“ENMC”) announced that Mr. August Faske, Encore’s Chief Financial Officer, has announced his retirement which will be effective on or before August 31, 2004. Simultaneously, Encore announced that Mr. William W. Burke will be the new Chief Financial Officer, effective on or before August 31, 2004.

        A copy of the press release announcing these actions is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 7.        Financial Statements and Exhibits (c) Exhibits.

99.1 Press Release dated July 2, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE MEDICAL CORPORATION

Date: July 7, 2004	By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President - General Counsel